Consolidated Statements of Operations - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Net revenue
Product Revenue	$ 65,514	$ 12,201
Service Revenue	10,651	1,268
Revenue, Net	76,165	13,469
Cost of Product Revenue	48,825	7,536
Cost of Service Revenue	4,721	597
Gross Profit	22,619	5,336
Operating Expenses:
Sales and Marketing	23,569	5,153
Research and Development	9,916	655
General and Administrative	23,271	11,567
Impairment of Acquired Intangible Assets	10,702	0
Total Operating Expenses	67,458	17,375
Loss From Operations	(44,839)	(12,039)
Other Expense:
Interest Expense, Related Party	(2,710)	(207)
Interest Expense	(355)	(240)
Other Expense, Net	(689)	(194)
Loss before Income Taxes	(48,593)	(12,680)
(Benefit from) provision for Income Taxes	(1,366)	42
Net loss	$ (47,227)	$ (12,722)
Net Loss Per Share:
Basic and Diluted	$ (1.24)	$ (0.53)
Shares Used In Computing Net Loss Per Share
Basic and Diluted	37,957	24,131